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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 1999


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
                AGREEMENT, DATED AS OF OCTOBER 1, 1999, PROVIDING
                  FOR THE ISSUANCE OF ASSET BACKED PASS-THROUGH
                         CERTIFICATES, SERIES 1999-NCC)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-76805                33-0852169
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         18400 Von Karman
         Irvine, California                                      92612
         ------------------                                      -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------

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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pools

                  On October 28, 1999, a single series of certificates, entitled Asset Backed Pass- Through Certificates, Series 1999-NCC (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class B Certificates," the "Class X Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $193,713,913 as of October 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 22, 1999 (the "Mortgage Loan Purchase Agreement") among the Depositor, German American Capital Corporation and NC Capital Corporation. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates were sold by the Depositor to Deutsche Bank Securities Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated October 22, 1999 among the Depositor, NC Capital Corporation, New Century Mortgage Corporation and the Underwriter. The Class X Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates were sold by the Depositor to Deutsche Bank Securities Inc. (the "Underwriter"), pursuant to a Certificate Purchase Agreement, dated October 22, 1999 among the Depositor, NC Capital Corporation, New Century Mortgage Corporation and the Underwriter.



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                                       -3-



                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

--------------------------------------------------------------------------------
                             Initial Certificate
        Class                 Principal Balance       Pass-Through Rate
        -----                 -----------------       -----------------
          A                    $150,465,000.00            Variable
         M-1                    $13,500,000.00            Variable
         M-2                    $10,400,000.00            Variable
          B                     $11,700,000.00            Variable
          X                      $7,748,913.00            Variable
         R-I               100% Percentage Interest         N/A
         R-II              100% Percentage Interest         N/A
         R-III             100% Percentage Interest         N/A
--------------------------------------------------------------------------------

                  The Certificates, other than the Class X Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 10, 1999, and the Prospectus Supplement, dated October 22, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class X, Class R-I, Class R-II and Class R-III have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits



                  Exhibit No.                           Description
                  -----------                           -----------

                      4.1 Pooling and Servicing Agreement, dated as of October 1, 1999, by and among New Century Mortgage
                                            Securities, Inc. as Depositor,
                                            Litton Loan Servicing LP as Servicer
                                            and U.S. Bank National Association
                                            as Trustee, relating to the Series
                                            1999-NCC Certificates.

                                   SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 24, 1999

                                                NEW CENTURY MORTGAGE
                                                SECURITIES, INC.


                                                By: /s/ Patrick J. Flanagan
                                                    ----------------------------
                                                Name:   Patrick J. Flanagan
                                                Title:  President

                                Index to Exhibits



                                                                   Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------

    4.1           Pooling and Servicing Agreement, dated as of           7
                  October 1, 1999, by and among New Century
                  Mortgage Securities, Inc. as Depositor, Litton
                  Loan Servicing LP as Servicer as and U.S. Bank
                  National Association Trustee, relating to the Series 1999-NCC Certificates.